UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2014

GLOBAL BRASS AND COPPER HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35938	06-1826563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

475 N. Martingale Road Suite 1050 Schaumburg, IL		60173
(Address of principal executive offices)		(Zip Code)

(847) 240-4700
 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

On January 22, 2014, Global Brass and Copper Holdings, Inc. (the “Company”) reaffirmed its expectation that shipment volume would range from 520-530 million pounds for full year 2013 (as previously disclosed in its current report on Form 8-K dated November 12, 2013).  In addition, the Company reaffirmed its outlook with respect to full-year 2013 Adjusted Sales that was previously disclosed in its third quarter 2013 earnings conference call and stated that it expected to be at or around the bottom of the range of Consolidated Adjusted EBITDA for full year 2013 that was disclosed in the third quarter 2013 earnings conference call.

The foregoing is based on preliminary management estimates, which have not been audited for conformity with GAAP.  As a result, the foregoing information and the information on which the foregoing is based is subject to change as a result of the process of preparing GAAP financials, and there may be further changes as a result of the GAAP consolidation process or the upcoming audit process.  The foregoing should not be viewed as a substitute for full financial statements prepared in accordance with GAAP.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Non-GAAP Financial Information

The Company uses certain non-GAAP financial measures, such as Adjusted Sales and Consolidated Adjusted EBITDA, among others. Additional information regarding these non-GAAP financial measures is provided in the Company’s earnings release for the fiscal quarter ended September 30, 2013 that was furnished to the Securities and Exchange Commission in a Current Report on Form 8-K on November 12, 2013 and posted to the Company’s website. The Company believes these non-GAAP measures provide useful information for evaluating its business performance. Such information should be considered as supplemental in nature and should not be considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similarly entitled measures reported by other companies.

Forward-Looking Statements

The foregoing disclosure contains “forward-looking statements” that involve risks and uncertainties. You can identify forward-looking statements because they contain words such as “believes,” “expects,” “projects,” “may,” “would,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “anticipates” or similar expressions that relate to the Company’s strategy, plans or intentions. All statements the Company makes relating to its estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results or to its expectations regarding future industry trends are forward-looking statements. In addition, the Company, through its senior management, from time to time makes forward-looking public statements concerning its expected future operations and performance and other developments. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may change at any time, and, therefore, actual results may differ materially from those that the Company expected. The Company derives many of its forward-looking statements from operating budgets and forecasts, which are based upon many detailed assumptions. While the Company believes that its assumptions are reasonable, the Company cautions that it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. All forward-looking statements contained in the above are based upon information available to the Company on the date hereof.

Important factors that could cause actual results to differ materially from the Company’s expectations, which are referred to as “cautionary statements,” are disclosed under “Risk Factors” in the Prospectus, dated January 9, 2014.  All forward-looking information contained herein and subsequent written and oral forward-looking statements attributable to the Company, or persons acting on its behalf, are expressly qualified in their entirety by the cautionary statements. Some of the factors that the Company believes could affect its results include:

—	the impact of its substantial indebtedness, including the effect of its ability to borrow money, fund working capital and operations and make new investments;
—	general economic conditions affecting the markets in which its products are sold;
—	its ability to implement its business strategies, including acquisition activities;
—	its ability to continue implementing its balanced book approach to substantially reduce the impact of fluctuations in metal prices on its earnings and operating margins;
—	shrinkage from processing operations and metal price fluctuations, particularly copper;
—	the condition of various markets in which its customers operate, including the housing and commercial construction industries;
—	its ability to maintain business relationships with its customers on favorable terms;
—	its ability to compete effectively with existing and new competitors;
—	limitations on its ability to purchase raw materials, particularly copper;
—	fluctuations in commodity and energy prices and costs;
—	its ability to maintain sufficient liquidity as commodity and energy prices rise;
—	the effects of industry consolidation or competition in its business lines;
—
operational factors affecting the ongoing commercial operations of its facilities, including technology failures, catastrophic weather-related damage, regulatory approvals, permit issues, unscheduled blackouts, outages or repairs or unanticipated changes in energy costs;

—	supply, demand, prices and other market conditions for its products;
—	its ability to accommodate increases in production to meet demand for its products;
—	its ability to continue its operations internationally and the risks applicable to international operations;

—
government regulations relating to its products and services, including new legislation relating to derivatives and the elimination of the dollar bill and EPA regulations regarding the registration and marketing of anti-microbial copper products;

—	its ability to maintain effective internal control over financial reporting as the Company becomes subject to public company requirements;
—	its ability to realize the planned cost savings and efficiency gains as part of its various initiatives;
—	workplace safety issues;
—	its ability to retain key employees;
—	adverse developments in its relationship with its employees or the future terms of its collective bargaining agreements;
—	rising employee medical costs;
—	environmental costs and its exposure to environmental claims;
—	its exposure to product liability claims;
—	its ability to maintain cost-effective insurance policies;
—	its ability to maintain the confidentiality of its proprietary information and to protect the validity, enforceability or scope of its intellectual property rights;
—	its limited experience managing and operating as an SEC reporting company;
—	its ability to service its substantial indebtedness;
—	fluctuations in interest rates; and
—	restrictive covenants in its indebtedness that may adversely affect its operational flexibility.

The Company cautions you that the foregoing list of factors may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained herein may not in fact occur. Accordingly, investors should not place undue reliance on those statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL BRASS AND COPPER HOLDINGS, INC.

Date: January 22, 2014	By:	/s/ Robert T. Micchelli
	Name:	Robert T. Micchelli
	Title:	Chief Financial Officer